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                                        Rule 497(d)
                                        Reg. No. 333-85969


                         SUPPLEMENT TO PROSPECTUS
              MORGAN STANLEY DEAN WITTER SELECT EQUITY TRUST
                      SELECT GLOBAL 30 PORTFOLIO 99-4
                          DATED OCTOBER 26, 1999


          The following changes to the Dow Jones Industrial Average
(DJIA) were announced today, effective November 1, 1999. The stock of Chevron, Sears Roebuck & Company, Union Carbide and Goodyear Tire and Rubber Co. will be deleted from the DJIA and the stock of Microsoft Corp., Intel Corp., Home Depot Inc., and SBC Communications will be added to the DJIA. Investors should note that the portfolio of the above-captioned trust will remain as disclosed in the prospectus and will not be changed to reflect the announced changes. Additional units created will reflect the securities in the trust as of October 26, 1999.